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                                                                   EXHIBIT 99.10

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                              GMACNA SALE AGREEMENT

                                     BETWEEN

                     GENERAL MOTORS ACCEPTANCE CORPORATION,
                                  NORTH AMERICA

                                       AND

                      GENERAL MOTORS ACCEPTANCE CORPORATION

                            DATED AS OF MARCH 2, 2004

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                                TABLE OF CONTENTS
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                                                                                                                    PAGE
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ARTICLE I DEFINITIONS AND USAGE...................................................................................    1

         Section 1.1       Definitions............................................................................    1

ARTICLE II PURCHASE AND SALE OF OHIO RECEIVABLES..................................................................    2

         Section 2.1       Purchase and Sale of Ohio Receivables..................................................    2
         Section 2.2       Ohio Receivables Purchase Price........................................................    3
         Section 2.3       The Closing............................................................................    3

ARTICLE III REPRESENTATIONS AND WARRANTIES........................................................................    3

         Section 3.1       Representations and Warranties of GMACNA...............................................    3
         Section 3.2       Additional Representations and Warranties of GMACNA....................................    7
         Section 3.3       Representations and Warranties of GMAC.................................................    8

ARTICLE IV ADDITIONAL AGREEMENTS..................................................................................    9

         Section 4.1       Protection of Title; Filings...........................................................    9
         Section 4.2       Other Liens or Interests...............................................................    9
         Section 4.3       Repurchase Events......................................................................    9
         Section 4.4       Indemnification........................................................................   10
         Section 4.5       Further Assignments....................................................................   10

ARTICLE V CONDITIONS..............................................................................................   10

         Section 5.1       Conditions to Obligation of GMAC.......................................................   10
         Section 5.2       Conditions to Obligation of GMACNA.....................................................   11

ARTICLE VI MISCELLANEOUS PROVISIONS...............................................................................   11

         Section 6.1       Amendment..............................................................................   11
         Section 6.2       Survival...............................................................................   11
         Section 6.3       Notices................................................................................   11
         Section 6.4       GOVERNING LAW..........................................................................   11
         Section 6.5       Waivers................................................................................   12
         Section 6.6       Costs and Expenses.....................................................................   12
         Section 6.7       Confidential Information...............................................................   12
         Section 6.8       Headings...............................................................................   12
         Section 6.9       Counterparts...........................................................................   12
         Section 6.10      Limitations on Rights of Others........................................................   12
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EXHIBIT A    FORM OF OHIO RECEIVABLES ASSIGNMENT

EXHIBIT B    SCHEDULE OF OHIO RECEIVABLES

         THIS GMACNA SALE AGREEMENT, dated as of March 2, 2004, between GENERAL MOTORS ACCEPTANCE CORPORATION, NORTH AMERICA, a Delaware corporation ("GMACNA"), and GENERAL MOTORS ACCEPTANCE CORPORATION, a Delaware corporation ("GMAC").

         WHEREAS, in the regular course of its business, GMACNA makes direct purchase money loans secured by new and used automobiles and light trucks to motor vehicle consumers;

         WHEREAS, GMACNA wishes to sell and GMAC wishes to purchase from GMACNA the Ohio Receivables (as defined below) and related property pursuant to the terms of this Agreement;

         WHEREAS, GMACNA and GMAC wish to provide in this Agreement the terms on which the Ohio Receivables and related property are to be sold by GMACNA to GMAC.

         NOW, THEREFORE, in consideration of the premises and the mutual terms and covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I
                              DEFINITIONS AND USAGE

         Section 1.1 Definitions. Unless defined herein, capitalized terms used in the above recitals and in this Agreement are defined in and shall have the respective meanings assigned to them in Part I of Appendix A to the Pooling and Servicing Agreement, dated as of the date hereof, among Capital Auto Receivables, Inc., Capital Auto Receivables Asset Trust 2004-1, and GMAC. All references herein to "the Agreement" or "this Agreement" are to this GMACNA Sale Agreement as it may be amended, supplemented or modified from time to time, the Exhibits and Attachments hereto and the capitalized terms used herein which are defined in such Appendix A, and all references herein to Articles, Sections and subsections are to Articles, Sections or subsections of this Agreement unless otherwise specified. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Agreement. Additionally, for purposes of this Agreement, the following terms shall have the following meanings:

         "Ohio Purchased Property" has the meaning specified in Section 2.1 herein.

         "Ohio Receivables" means the direct purchase money loans made to consumers in Ohio and any amendments, modifications or supplements to such direct purchase money loans, that are included in the Schedule of Ohio Receivables, and all rights and obligations thereunder.

         "Ohio Receivables Assignment" has the meaning specified in Section 2.2 herein.

         "Ohio Receivable File" means the documents listed in Section 2.04 of the Pooling and Servicing Agreement pertaining to a particular Ohio Receivable.

         "Ohio Receivables Purchase Price" means the amount specified in Section
2.2 herein.

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         "Schedule of Ohio Receivables" means the list identifying the Ohio
Receivables attached as Exhibit B hereto (which list may be in the form of electronic file, microfiche, disk or other means acceptable to GMAC).

                                   ARTICLE II
                      PURCHASE AND SALE OF OHIO RECEIVABLES

         Section 2.1 Purchase and Sale of Ohio Receivables.

         (a) Purchase. On the Closing Date, subject to the terms and conditions of this Agreement and the Ohio Receivables Assignment, GMACNA shall sell, transfer, assign and otherwise convey to GMAC, without recourse:

                  (i) all right, title and interest of GMACNA in, to and under the Ohio Receivables listed on the Schedule of Ohio Receivables and (A) in the case of Ohio Receivables that are Scheduled Interest Receivables, all monies due thereunder on and after the Cutoff Date and
         (B) in the case of Ohio Receivables that are Simple Interest Receivables, all monies received thereon on and after the Cutoff Date, in each case, exclusive of any amounts allocable to the premium for physical damage insurance force-placed by GMAC, as Servicer, covering any related Financed Vehicle;

                  (ii) the interest of GMACNA in the security interests in the Financed Vehicles granted by Obligors pursuant to the Ohio Receivables and, to the extent permitted by law, any accessions thereto;

                  (iii) the interest of GMACNA in any proceeds from claims on any physical damage, credit life, credit disability, or other insurance policies covering Financed Vehicles or Obligors; and

                  (iv) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing described above and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion of any or all of the foregoing, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, investment property, payment intangibles, general intangibles, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which ay any time constitute all or part or are included in the proceeds of any of the foregoing.

         The property described in clauses (i) through (iv) above is referred to herein collectively as the "Ohio Purchased Property."

         (b) It is the intention of GMACNA and GMAC that the sale, assignment and transfer of the Ohio Receivables contemplated by this Agreement and the Ohio Receivables Assignment shall constitute a sale of the Ohio Receivables from GMACNA to GMAC and the beneficial

                                       2

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interest in and title to the Ohio Receivables shall not be a part of GMACNA's estate in the event of the filing of a bankruptcy petition by or against GMACNA under any bankruptcy law.

         (c) The transfer and assignment of Ohio Receivables contemplated by this Agreement and the Ohio Receivables Assignment does not constitute and is not intended to result in any assumption by GMAC of any obligation of GMAC to the Obligors, insurers or any other Person in connection with the Ohio Receivables, any insurance policies or any agreement or instrument relating to any of them.

         Section 2.2 Ohio Receivables Purchase Price. In consideration for the Ohio Purchased Property, GMAC shall, on the Closing Date, pay to GMACNA, in immediately available funds, an amount equal to $133,158,008.00 (the "Ohio Receivables Purchase Price") and GMACNA shall execute and deliver to GMAC an assignment in the form attached hereto as Exhibit A (the "Ohio Receivables Assignment").

         Section 2.3 The Closing. The sale and purchase of the Ohio Receivables shall take place at the offices of Kirkland & Ellis LLP, 200 East Randolph Drive, Chicago, Illinois 60601, on the Closing Date, or at such other time, date and place as the parties shall agree upon.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         Section 3.1 Representations and Warranties of GMACNA. GMACNA makes the following representations and warranties as to the Ohio Receivables on which GMAC relies in accepting the Ohio Receivables. Such representations and warranties speak as of the Closing Date, and shall survive the sale, transfer and assignment of the Ohio Receivables to GMAC:

         (a)      Characteristics of Ohio Receivables.

                  (i)      Each Ohio Receivable:

                           (1) is secured by a Financed Vehicle, was originated in the United States by GMACNA to finance the retail sale of a Financed Vehicle in the ordinary course of GMACNA's business and was fully and properly executed by the parties thereto,

                           (2) has created or shall create a valid, binding and enforceable first priority security interest in favor of GMACNA in the Financed Vehicle, which security interest is assignable by GMACNA to GMAC,

                           (3)      contains customary and enforceable
                  provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral of the benefits of the security,

                           (4) is a Scheduled Interest Receivable or a Simple Interest Receivable,

                           (5)      provides for level monthly payments
                  (provided that the payment in the first month and the final month of the life of the Ohio Receivable may be

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                  different from the level payment) that shall amortize the
                  Amount Financed by maturity and shall yield interest at the Annual Percentage Rate,

                           (6) has an original term of not less than six and not greater than 72 months and a remaining term of not less than six months, and

                           (7) at least one monthly payment has been made, and

                           (8) has been originated by GMACNA under one of its "special incentive rate financing programs," as such term is defined by the Servicer on the date such Receivable was originated, designed to encourage purchases of new cars and light trucks manufactured by General Motors Corporation;

                  (ii) Ohio Receivables. In addition to the characteristics set forth in Section 3.1(a)(i) above, each Ohio Receivable (1) has a first scheduled payment due date on or after November 1, 1998, (2) has a final scheduled payment that is due no later than January 31, 2010,
         (3) was originated on or after October 1, 1998, (4) as of the Cutoff Date, was not considered past due, that is, the payments due on that Receivable in excess of $25 have been received within 30 days of the payment date, and was not a Liquidating Receivable.

         (b) Creation, Perfection and Priority of Security Interests. The following representations and warranties regarding creation, perfection and priority of security interests in the Ohio Purchased Property are true and correct to the extent that they are applicable:

                  (i) While it is the intention of GMACNA and GMAC that the transfer and assignment contemplated by this Agreement and the Ohio Receivables Assignment shall constitute sales of the Ohio Purchased Property from GMACNA to GMAC, this Agreement shall create a valid and continuing security interest (as defined in the applicable UCC) in the Ohio Purchased Property in favor of GMAC, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from GMACNA and GMAC.

                  (ii) All steps necessary to perfect GMACNA's security interest against each Obligor in the property securing the Ohio Purchased Property have been taken.

                  (iii) Prior to the sale of the Ohio Purchased Property to GMAC under this Agreement, the Ohio Receivables constitute "tangible chattel paper" within the meaning of the applicable UCC.

                  (iv) GMACNA owns and has good title to the Ohio Purchased Property free and clear of any Lien, claim or encumbrance of any Person.

                  (v) GMACNA has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Ohio Purchased Property sold to GMAC hereunder.

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                  (vi)     GMACNA has in its possession all original copies of
         the Ohio Receivables Files and other documents that constitute or evidence the Ohio Receivables and the Ohio Purchased Property. The Ohio Receivables Files and other documents that constitute or evidence the Ohio Purchased Property do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than GMAC.

                  (vii) Other than the security interest granted to GMAC pursuant to this Agreement, CARI pursuant to the Basic Documents, the Issuer under the Trust Sale and Servicing Agreement and the Indenture Trustee under the Indenture, none of GMACNA, GMAC, CARI or the Issuer has pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Ohio Purchased Property. None of GMACNA, GMAC, CARI or the Issuer has authorized the filing of, nor is GMACNA aware of, any financing statements against GMACNA, GMAC, CARI or the Issuer that include a description of collateral covering the Ohio Purchased Property other than the financing statements relating to the security interests granted to GMAC, CARI, the Issuer and the Indenture Trustee under this Agreement and the Basic Documents or any financing statement that has been terminated. GMACNA is not aware of any judgment or tax lien filings against GMACNA, GMAC, CARI or the Issuer.

         (c) Schedule of Ohio Receivables. The information set forth in the Schedule of Ohio Receivables is true and correct in all material respects, and no selection procedures believed to be adverse to GMAC were utilized in selecting the Ohio Receivables from those receivables of GMACNA which meet the selection criteria set forth in this Agreement.

         (d) Compliance With Law. All requirements of applicable federal, state and local laws, and regulations thereunder, including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations "B" and "Z", the Soldiers' and Sailors' Civil Relief Act of 1940, and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws, in respect of any of the Ohio Receivables and other Ohio Purchased Property, have been complied with in all material respects, and each Ohio Receivable and the sale of the Financed Vehicle evidenced thereby complied at the time it was originated or made and now complies in all material respects with all legal requirements of the jurisdiction in which it was originated or made.

         (e) Binding Obligation. Each Ohio Receivable represents the genuine, legal, valid and binding payment obligation in writing of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights in general and by equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         (f) Security Interest in Financed Vehicle. Immediately prior to the sale, transfer and assignment thereof pursuant hereto and the Ohio Receivables Assignment, each Ohio Receivable

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was secured by a validly perfected first priority security interest in the
Financed Vehicle in favor of GMACNA as secured party or all necessary and appropriate action had been commenced that would result in the valid perfection of a first priority security interest in the Financed Vehicle in favor of GMACNA as secured party.

         (g) Receivables In Force. No Ohio Receivable has been satisfied, subordinated or rescinded, and the Financed Vehicle securing each such Ohio Receivable has not been released from the lien of the related Ohio Receivable in whole or in part.

         (h) No Waiver. Since the Cutoff Date, no provision of an Ohio Receivable has been waived, altered or modified in any respect.

         (i) No Defenses. No right of rescission, setoff, counterclaim or defense has been asserted or threatened with respect to any Ohio Receivable.

         (j) No Liens. To the best of GMACNA's knowledge: (1) there are no liens or claims that have been filed for work, labor or materials affecting any Financed Vehicle securing any Ohio Receivable that are or may be liens prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the Ohio Receivable; (2) no contribution failure has occurred with respect to any Benefit Plan which is sufficient to give rise to a lien under
Section 302(f) of ERISA with respect to any Ohio Receivable; and (3) no tax lien has been filed and no claim related thereto is being asserted with respect to any Ohio Receivable.

         (k) Insurance. Each Obligor is required to maintain a physical damage insurance policy of the type that GMACNA requires in accordance with its customary underwriting standards for the making of automotive direct purchase money loans.

         (l) Good Title. No Ohio Receivable has been sold, transferred, assigned or pledged by GMACNA to any Person other than GMAC; immediately prior to the conveyance of the Ohio Receivables pursuant to this Agreement and the Ohio Receivables Assignment, GMACNA had good and marketable title thereto, free of any Lien; and, upon execution and delivery of this Agreement by GMACNA, GMAC shall have all of the right, title and interest of GMACNA in and to the Ohio Receivables, the unpaid indebtedness evidenced thereby and the collateral security therefor, free of any Lien.

         (m) Lawful Assignment. No Ohio Receivable was originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful the sale, transfer and assignment of such Ohio Receivable under this Agreement.

         (n) All Filings Made. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give GMAC a first priority perfected ownership interest in the Ohio Receivables shall have been made.

         (o) One Original. There is only one original executed copy of each Ohio Receivable.

         (p) No Documents or Instruments. No Ohio Receivable, or constituent part thereof, constitutes a "negotiable instrument" or "negotiable document of title" (as such terms are used in the UCC).

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         (q)      No Amendment. No Ohio Receivable has been amended or otherwise modified such that the total number of Obligor's Scheduled Payments (in the case of a Scheduled Interest Receivable) or the number of originally scheduled due dates (in the case of a Simple Interest Receivable) is increased or such that the Amount Financed is increased.

         Section 3.2 Additional Representations and Warranties of GMACNA. GMACNA hereby represents and warrants to GMAC as of the Closing Date that:

         (a) Organization and Good Standing. GMACNA has been duly organized and validly exists as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.

         (b) Due Qualification. GMACNA is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification.

         (c) Power and Authority. GMACNA has the power and authority to execute and deliver this Agreement and the Ohio Receivables Assignment and to carry out its terms; GMACNA has full power and authority to sell and assign the property to be sold and assigned to GMAC; has duly authorized such sale and assignment to GMAC by all necessary corporate action; and the execution, delivery and performance of this Agreement and the Ohio Receivables Assignment have been duly authorized by GMACNA by all necessary corporate action.

         (d) Valid Sale; Binding Obligation. This Agreement and the Ohio Receivables Assignment, when duly executed and delivered, shall constitute a valid sale, transfer and assignment of the Ohio Receivables, enforceable against creditors of and purchasers from GMACNA; and this Agreement together with the Ohio Receivables Assignment, when duly executed and delivered, shall constitute a legal, valid and binding obligation of GMACNA enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         (e) No Violation. The consummation of the transactions contemplated by this Agreement and the Ohio Receivables Assignment and the fulfillment of the terms of this Agreement and the Ohio Receivables Assignment shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of GMACNA, or any indenture, agreement, mortgage, deed of trust or other instrument to which GMACNA is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the Ohio Receivables Assignment or violate any law or, to the best of GMACNA's knowledge, any order, rule or regulation applicable to GMACNA of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over GMACNA or any of its properties.

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

         (f) No Proceedings. To GMACNA's knowledge, there are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over GMACNA or its properties (A) asserting the invalidity of this Agreement and the Ohio Receivables Assignment, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement and the Ohio Receivables Assignment, or (C) seeking any determination or ruling that might materially and adversely affect the performance by GMACNA of its obligations under, or the validity or enforceability of, this Agreement and the Ohio Receivables Assignment.

         Section 3.3 Representations and Warranties of GMAC. GMAC represents and warrants to GMACNA as of the Closing Date that:

         (a) Organization; Good Standing. GMAC has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has the power, authority and legal right to acquire and own the Ohio Receivables.

         (b) Due Qualification. GMAC is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification.

         (c) Power and Authority. GMAC has the power and authority to execute and deliver this Agreement and the Ohio Receivables Assignment and to carry out its terms and the execution, delivery and performance of this Agreement and the Ohio Receivables Assignment have been duly authorized by GMAC by all necessary corporate action.

         (d) No Violation. The consummation of the transactions contemplated by this Agreement and the Ohio Receivables Assignment and the fulfillment of the terms of this Agreement and the Ohio Receivables Assignment shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of GMAC, or any indenture, agreement, mortgage, deed of trust or other instrument to which GMAC is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument, or violate any law or, to the best of GMAC's knowledge, any order, rule or regulation applicable to GMAC of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over GMAC or any of its properties.

         (e) No Proceedings. To GMAC's knowledge, there are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over GMAC or its properties (i) asserting the invalidity of this Agreement and the Ohio Receivables Assignment, or (ii) seeking any determination or ruling that might materially and adversely affect the performance by GMAC of its obligations under, or the validity or enforceability of, this Agreement and the Ohio Receivables Assignment.

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                                   ARTICLE IV
                              ADDITIONAL AGREEMENTS

         Section 4.1 Protection of Title; Filings.

         (a) GMACNA shall authorize and execute, as applicable, and file such financing statements and cause to be authorized and executed, as applicable, and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of GMAC under this Agreement and the Ohio Receivables Assignment in the Ohio Receivables and the other Ohio Purchased Property and in the proceeds thereof. GMACNA shall deliver (or cause to be delivered) to GMAC file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing GMACNA hereby authorizes GMAC and its assigns to file all such financing statements and to file such financing statements without its signature.

         (b) Name Change. GMACNA shall not change its state of organization or its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed by GMACNA in accordance with Section 4.1(a) seriously misleading within the meaning of the UCC, unless it shall have given GMAC at least 60 days prior written notice thereof.

         (c) Executive Office; Maintenance of Offices. GMACNA shall give GMAC at least 60 days prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. GMAC shall at all times maintain each office from which it services Ohio Receivables and its principal executive office within the United States of America.

         (d) New Debtor. In the event that GMACNA shall change the jurisdiction in which it is incorporated or otherwise enter into any transaction which would result in a "new debtor" (as defined in the UCC) succeeding to the obligations of GMACNA hereunder, GMACNA shall comply fully with the obligations of Section 4.1(a).

         Section 4.2 Other Liens or Interests. Except for the conveyances hereunder and under the Ohio Receivables Assignment, GMACNA shall not sell, pledge, assign or transfer the Ohio Receivables or other Ohio Purchased Property to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any interest therein, and GMACNA shall defend the right, title and interest of GMAC in, to and under such Ohio Receivables or other Ohio Purchased Property against all claims of third parties claiming through or under GMACNA.

         Section 4.3 Repurchase Events. GMACNA hereby covenants and agrees with GMAC that in the event of a breach of any of GMACNA's representations and warranties contained in Section 3.1 hereof with respect to any Ohio Receivable (a "Repurchase Event"), GMACNA will repurchase such Ohio Receivable from GMAC for an amount and upon the same terms as GMAC is obligated to repurchase such Ohio Receivable from CARI or the Issuer. It is understood and agreed that the obligation of GMACNA to repurchase any Ohio Receivable as to

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which a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against GMACNA for such breach available to GMAC or any other Person.

         Section 4.4 Indemnification. GMACNA shall indemnify GMAC for any liability as a result of the failure of an Ohio Receivable to be originated in compliance with all requirements of law. This indemnity obligation shall be in addition to any obligation that GMACNA may otherwise have.

         Section 4.5 Further Assignments. GMACNA acknowledges that GMAC may, pursuant to the Pooling and Servicing Agreement, sell the Ohio Receivables to CARI and assign all of its rights, title and interest hereunder and under the Ohio Receivables Assignment to CARI, who may further transfer such assets.

                                   ARTICLE V
                                   CONDITIONS

         Section 5.1 Conditions to Obligation of GMAC. The obligation of GMAC to purchase the Ohio Receivables hereunder and pursuant to the Ohio Receivables Assignment is subject to the satisfaction of the following conditions:

         (a) Representations and Warranties True. The representations and warranties of GMACNA hereunder shall be true and correct at the time of the Closing Date with the same effect as if then made, and GMACNA shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

         (b) No Repurchase Event. No Repurchase Event shall have occurred on or prior to the Closing Date.

         (c) Computer Files Marked. GMACNA shall, at its own expense, on or prior to the Closing Date, indicate in its computer files created in connection with the Ohio Receivables, that the Ohio Receivables have been sold to GMAC pursuant to this Agreement and the Ohio Receivables Assignment and will deliver to GMAC the Schedule of Ohio Receivables.

         (d)      Documents to be Delivered By GMACNA.

                  (i) The Ohio Receivables Assignment. On the Closing Date, GMACNA shall execute and deliver the Ohio Receivables Assignment.

                  (ii) Evidence of UCC Filing. On or prior to the Closing Date, GMACNA shall record and file, at its own expense, a UCC-1 financing statement in each jurisdiction in which required by applicable law, authorized by and naming GMACNA as seller or debtor, naming GMAC as purchaser or secured party, naming the Ohio Receivables and the other Ohio Purchased Property as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of such Ohio Receivables to GMAC. GMACNA shall deliver a file, stamped copy, or other evidence satisfactory to GMAC of such filing to GMAC on or prior to the Closing Date.

                  (iii) Other Documents. On the Closing Date, GMACNA will provide such other documents as GMAC may reasonably request.

         Section 5.2 Conditions to Obligation of GMACNA. The obligation of GMACNA to sell the Ohio Receivables to GMAC hereunder or pursuant to the Ohio Receivables Assignment is subject to the satisfaction of the following conditions:

         (a) Representations and Warranties True. The representations and warranties of GMAC under this Agreement will be true and correct as of the Closing Date with the same effect as if then made, and GMAC will have performed all obligations to be performed by it hereunder or pursuant to the Ohio Receivables Assignment on or prior to the closing hereunder.

         (b) Ohio Receivables Purchase Price. On the Closing Date, GMAC shall pay to GMACNA the Ohio Receivables Purchase Price, in accordance with
Section 2.2 of this Agreement.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

         Section 6.1 Amendment. This Agreement may be amended from time to time by a written amendment duly executed and delivered by GMACNA and GMAC.

         Section 6.2 Survival. The representations and warranties of GMACNA set forth in Articles III and IV of this Agreement shall remain in full force and effect and shall survive the Closing Date.

         Section 6.3 Notices. All communications and notices pursuant hereto to either GMACNA or GMAC must be in writing personally delivered, sent by facsimile with a copy to follow via first class mail or mailed by certified mail-return receipt requested, and shall be deemed to have been duly given at the address or fax number for each party set forth below.

         To GMACNA:        General Motors Acceptance Corporation, North America
                           c/o General Motors Acceptance Corporation
                           200 Renaissance Center
                           12th Floor, MC: 482-B12-C24
                           Detroit, Michigan 48265
                           Fax No.: (313) 665-6351

         To GMAC:          General Motors Acceptance Corporation
                           200 Renaissance Center
                           12th Floor, MC: 482-B12-C24
                           Detroit, Michigan 48265
                           Fax No.: (313) 665-6351

         Section 6.4 GOVERNING LAW. THIS AGREEMENT AND THE OHIO RECEIVABLES ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF

OR OF ANY OTHER JURISDICTION OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 6.5 Waivers. No failure or delay on the part of GMAC in exercising any power, right or remedy under this Agreement or the Ohio Receivables Assignment shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

         Section 6.6 Costs and Expenses. GMACNA agrees to pay all reasonable out-of-pocket costs and expenses of GMAC, including fees and expenses of counsel, in connection with the perfection as against third parties of GMAC's right, title and interest in, to and under the Ohio Receivables and the enforcement of any obligation of GMACNA hereunder.

         Section 6.7 Confidential Information. GMAC agrees that it shall neither use nor disclose to any person the names and addresses of the Obligors, except in connection with the enforcement of GMAC's rights hereunder, under the Ohio Receivables or as required by law.

         Section 6.8 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         Section 6.9 Counterparts. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

         Section 6.10 Limitations on Rights of Others. The provisions of this Agreement and the Ohio Receivables Assignment are solely for the benefit of GMACNA and GMAC and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in, under, or in respect of this Agreement or any covenants, conditions or provisions contained herein.

                                    * * * * *

         IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                    GENERAL MOTORS ACCEPTANCE
                                    CORPORATION, NORTH AMERICA

                                    By:   /s/ Susan Hauseman
                                       ----------------------------------------
                                       Name:  Susan Hauseman
                                       Title: Treasurer

                                    GENERAL MOTORS ACCEPTANCE
                                    CORPORATION

                                    By:   /s/ Karen A. Sabatowski
                                       ----------------------------------------
                                       Name:  Karen A. Sabatowski
                                       Title: Director - Securitization and Cash
                                              Management

GMACNA Sale Agreement

                                    EXHIBIT A
                       FORM OF OHIO RECEIVABLES ASSIGNMENT

                  For value received, in accordance with the GMACNA Sale Agreement dated as of March 2, 2004 (the "GMACNA Sale Agreement"), between the undersigned and General Motors Acceptance Corporation ("GMAC"), the undersigned does hereby sell, assign, transfer and otherwise convey to GMAC, without recourse, the following (collectively, the "Ohio Purchased Property"):

                  (i) all right, title and interest of GMACNA in, to and under the Ohio Receivables listed on the Schedule of Ohio Receivables attached hereto and (A) in the case of Ohio Receivables that are Scheduled Interest Receivables, all monies due thereunder on and after the Cutoff Date and (B) in the case of Ohio Receivables that are Simple Interest Receivables, all monies received thereon on and after the Cutoff Date, in each case, exclusive of any amounts allocable to the premium for physical damage insurance force-placed by GMACNA covering any related Financed Vehicle;

                  (ii) the interest of GMACNA in the security interests in the Financed Vehicles granted by Obligors pursuant to the Ohio Receivables and, to the extent permitted by law, any accessions thereto;

                  (iii) the interest of GMACNA in any proceeds from claims on any physical damage, credit life, credit disability, or other insurance policies covering such Financed Vehicles or Obligors; and

                  (iv) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing described above and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion of any or all of the foregoing, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, investment property, payment intangibles, general intangibles, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which ay any time constitute all or part or are included in the proceeds of any of the foregoing.

         It is the intention of GMACNA and GMAC that the sale, assignment and transfer of the Ohio Receivables contemplated by this Ohio Receivables Assignment shall constitute a sale of the Ohio Receivables from GMACNA to GMAC and the beneficial interest in and title to the Ohio Receivables shall not be a part of GMACNA's estate in the event of the filing of a bankruptcy petition by or against GMACNA under any bankruptcy law.

                  The foregoing conveyance does not constitute and is not intended to result in any assumption by GMAC of any obligation of the undersigned to the Obligors, insurers or any other

Person in connection with the Ohio Receivables, Ohio Receivable Files, any insurance policies or any agreement or instrument relating to any of them.

                  This Ohio Receivables Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the GMACNA Sale Agreement and is to be governed by the GMACNA Sale Agreement.

                  Capitalized terms used herein and not otherwise defined will have the meaning assigned to them in the GMACNA Sale Agreement.

                  IN WITNESS WHEREOF, the undersigned has caused this Ohio Receivables Assignment to be duly executed as of the date and year first above written.

                                         GENERAL MOTORS ACCEPTANCE CORPORATION,
                                         NORTH AMERICA

                                         By: ___________________________________
                                             Name:
                                             Title:

Sale Agreement